IMS CAPITAL VALUE FUND
IMS STRATEGIC INCOME FUND
IMS DIVIDEND GROWTH FUND

Supplement to the Prospectus dated September 1, 2009

Effective immediately, Carl W. Marker is solely responsible for the day-to-day management of the IMS Dividend Growth Fund.  Mr. Marker has been primarily responsible for the management of the Fund since the Fund’s inception in 2002.  All references in the prospectus to Cameron Martin and Reid Weaver as co-portfolio managers are hereby deleted in their entirety.

This supplement and the Prospectus provide the information a prospective investor should know about the IMS Funds and should be retained for future reference. A Statement of Additional Information, dated September 1, 2009, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (800) 934-5550.

Supplement dated July 8, 2010

IMS CAPITAL VALUE FUND
IMS STRATEGIC INCOME FUND
IMS DIVIDEND GROWTH FUND

Supplement to the Statement of Additional Information dated September 1, 2009

Portfolio Managers:

Effective immediately, Carl W. Marker is solely responsible for the day-to-day management of the IMS Dividend Growth Fund.  Mr. Marker has been primarily responsible for the management of the Fund since the Fund’s inception in 2002.  All references in the Statement of Additional Information to Cameron Martin and Reid Weaver as co-portfolio managers are hereby deleted in their entirety.

Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the IMS Funds’ prospectus.  These documents provide information that you should know before investing, and should be retained for future reference.  These documents are available upon request and without charge by calling Shareholder Services at (800) 934-5550.

 Supplement dated July 8, 2010